Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories	Inventories:

	December 31, 2022	December 31, 2021
Raw materials and consumables	$29,016	$22,395
Work-in-progress	17,171	19,795
Finished goods	8,502	5,350
Service inventory	3,361	3,978
	$58,050	$51,518
In 2022, the amount of raw materials and consumables, finished goods and work-in-progress recognized as cost of product and service revenues amounted to $68,870,000 (2021 - $60,803,000).
In 2022, the write-down of inventories to net realizable value amounted to $5,762,000 (2021 - $1,246,000) and the reversal of previously recorded write-downs amounted to $589,000 (2021 - $136,000), resulting in a net write-down of $5,173,000 (2021 - $1,110,000). Write-downs and reversals are included in either cost of product and service revenues, or research and product development expense, depending on the nature of inventory.